UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 20, 2019

Pensare Acquisition Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-38167	81-2402421
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification Number)

1720 Peachtree Street, Suite 629
Atlanta, GA	30309
(Address of principal executive offices)	(Zip code)

(404) 234-3098
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
	Units, each consisting of one share of Common Stock, one Right and one Warrant	WRLSU	The Nasdaq Stock Market LLC

	Common Stock, par value $0.001 per share	WRLS	The Nasdaq Stock Market LLC

	Rights, exchangeable into one-tenth of one share of Common Stock	WRLSR	The Nasdaq Stock Market LLC

	Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50	WRLSW	The Nasdaq Stock Market LLC

Item 1.02 Termination of a Material Definitive Agreement

As previously disclosed, on January 31, 2019, Pensare Acquisition Corp. (the “Company”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with U.S. TelePacific Holdings Corp., d/b/a TPx Communications (“TPx”) and Tango Merger Sub Corp., a wholly-owned subsidiary of the Company, relating to the proposed business combination between the Company and TPx. On May 20, 2019, the Company and TPx mutually agreed to terminate the Business Combination Agreement pursuant to a Termination of Business Combination Agreement, dated as of May 20, 2019 (the “Termination Agreement”), effective as of such date.

As a result of the termination of the Business Combination Agreement, effective as of May 20, 2019, the Business Combination Agreement is of no further force or effect, and no party to the Business Combination Agreement shall have any liability under the Business Combination Agreement except as otherwise expressly set forth in the Business Combination Agreement.

The Company intends to continue to pursue a business combination.

A copy of the Termination Agreement is attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 8.01.	Other Events

On May 20, 2019, the Company and TPx issued a press release announcing the termination of the Agreement. A copy of the press release is attached to this report as Exhibit 99.1.

Item 9.01.	Other Events

(d)       Exhibits

Exhibit Number	Exhibit
10.1	Termination Agreement, by and between the Company and TPx, dated May 20, 2019.
99.1	Press Release, dated May 20, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: May 20, 2019

Pensare Acquisition Corp.

By:	/s/ Darrell J. Mays
Name: Darrell J. Mays
Title: Chief Executive Officer